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                                                                  Exhibit 10.3

                           CERTIFICATE OF CORRECTION
                                      OF
                         CERTIFICATE OF DESIGNATION OF
              6% SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                      OF
                    AMERICAN TELESOURCE INTERNATIONAL, INC.


     American TeleSource International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     1.  The name of the corporation is American TeleSource International, Inc.

     2. A Certificate of Designation of the 6% Series E Cumulative Convertible Preferred Stock of American Telesource International, Inc. (the "Certificate of Designation") was filed with the Secretary of State of Delaware on October 10, 2000, and the Certificate of Designation requires correction as permitted by
Section 103 of the General Corporation Law of the State of Delaware.

     3. The references to October 6, 2000 in the eleventh and seventeenth lines of Article V.A(i) of the Certificate of Designation should be changed October 11, 2000.

     4. The reference to March 6, 2001 in the second line of Article V.A(ii) of the Certificate of Designation should be changed to March 11, 2001.

     5. The first sentence of Article V.C of the Certificate of Designation is hereby corrected to read in its entirety as follows:

         C.  Optional Redemption.  Notwithstanding anything to the contrary
             -------------------
     contained in this Article V, so long as (i) no Mandatory Redemption Event or Trading Market Redemption Event shall have occurred and be continuing,
     (ii) any Registration Statement required to be filed and be effective pursuant to the Registration Rights Agreement is then in effect and has been in effect and sales of all of the Registrable Securities can be made thereunder for at least ninety (90) days prior to the Optional Redemption Date (as defined below) and (iii) the Corporation has a sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion of the Series E Preferred Stock, then at any time after October 11, 2001, the Corporation shall have the right on any Trading Day on which, and for a period of twenty (20) consecutive Trading Days prior thereto, the Closing Bid Price (as defined in Article VI.B(i)) is less than $1.3125 (subject to equitable adjustments from time to time for stock splits, stock



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     dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the Issue Date) to deliver written notice to the holders of Series E Preferred Stock (which notice may not be sent to the holders of the Series E Preferred Stock (a) until the Corporation is permitted to redeem the Series E Preferred Stock pursuant to this Article V.C and (b) during any period of time in which the Corporation is in possession of any information the disclosure of which could cause a material increase in the trading price of the Corporation's Common Stock, of its intention to redeem all of the outstanding shares of Series E Preferred Stock in accordance with this Article V.C.

     6. The reference to 13,552,454 in the twentieth line of the first sentence of Article VI.A(ii) of the Certificate of Designation should be changed to 13,590,590.

     7. The first sentence of Article VI.B(i) of the Certificate of Designation is hereby corrected to read in its entirety as follows:

             (i)  Calculation of Conversion Price.  Subject to subparagraph (ii)
                  -------------------------------
         below, the "Conversion Price" shall be the lesser of the Market Price (as defined herein) and the Fixed Conversion Price (as defined herein), subject to adjustments pursuant to the provisions of Article VI.C below; provided, however, that the Conversion Price shall not be less than $1.3125 (subject to equitable adjustments from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the Issue Date) (the "Floor Price") unless at any time after the Issue Date the Closing Bid Price of the Common Stock is less than Floor Price for any ten (10) Trading Days during any twenty (20) consecutive Trading Day period (a "Floor Price Termination Event").

     8. The reference to $2.25 in the fourth sentence of Article VI.B(i) of the Certificate of Designation should be changed to $2.10.

     9. The reference to October 6, 2000 in the ninth line of the first sentence of Article VII of the Certificate of Designation should be changed October 11, 2000.

     10. The reference to October 6, 2003 in the first line of the first sentence of Article VIII of the Certificate of Designation should be changed October 11, 2003.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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     IN WITNESS WHEREOF, this Certificate of Correction is executed on behalf of the Corporation this 11th Day of October, 2000.

                                         AMERICAN TELESOURCE INTERNATIONAL, INC.



                                         By: /c/ H. Douglas Saathoff
                                             -----------------------
                                         Name:  H. Douglas Saathoff
                                         Title:  Senior Executive Vice President


                                         By: /c/ Raymond G. Romero
                                             ----------------------
                                         Name:  Raymond G. Romero
                                         Title:  Secretary